UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 25, 2003

                       PEGASUS COMMUNICATIONS CORPORATION
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Delaware                      0-32383                23-3070336
  ----------------------------   ------------------------   --------------------
  (State or Other Jurisdiction   (Commission File Number)    (IRS Employer
        of Incorporation)                                    Identification No.)


      c/o Pegasus Communications Management Company, 225 City Line Avenue,
                   Suite 200, Bala Cynwyd, Pennsylvania 19004
      --------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code: 888-438-7488

          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.               Other Events.
                      ------------

           On August 25, 2003, Pegasus Media & Communications, Inc., a subsidiary of Pegasus Communications Corporation, issued a press release announcing that it was terminating a senior loan financing that it had previously announced on July 23, 2003. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PEGASUS COMMUNICATIONS CORPORATION


                                             By /s/ Scott A. Blank
                                            ------------------------------------
                                                    Scott A. Blank,
                                                    Senior Vice President


August 27, 2003

                                  Exhibit Index

Exhibit No.      Description

99.1             Pegasus Media & Communications, Inc.'s Press Release Dated
                 August 25, 2003.